                        INVESTMENT ADVISORY AGREEMENT

AGREEMENT  made as of the 28th day of June,  2004, by and between  OPPENHEIMER
PRINCIPAL  PROTECTED  TRUST  III (the  "Trust"),  and  OPPENHEIMERFUNDS,  INC.
("OFI").

WHEREAS,  the Trust is an open-end  series  investment  company  registered as such with the Securities and Exchange  Commission (the "Commission")  pursuant to the Investment Company Act of 1940 (the "Investment  Company Act"), and OFI
is a registered investment adviser;

WHEREAS,  the Trust is registered under the Investment Company Act of 1940, as amended (the "Investment  Company Act") as an open-end  management  investment company and may issue shares of common stock in separately  designated  series representing  separate  funds with their own investment  objectives,  policies and purposes; and

WHEREAS,  the Trust desires that OFI shall act as its investment  adviser with respect to the  Oppenheimer  Principal  Protected  Main  Street Fund III(R)(the
"Fund") series pursuant to this Agreement;

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises  and  covenants hereinafter set forth, it is agreed by and between the parties, as follows:

1.    General Provision.

      The Trust  hereby  employs OFI and OFI hereby  undertakes  to act as the investment  adviser of the Fund and to perform  for the Trust on behalf of the
Fund such other duties and functions as are hereinafter set forth.  OFI shall, in all  matters,  give to the Trust and its Board of  Trustees  the benefit of its best judgment,  effort, advice and recommendations and shall, at all times conform to, and use its best  efforts to enable the Fund to conform to (i) the provisions  of the  Investment  Company  Act  and  any  rules  or  regulations thereunder;  (ii) any other  applicable  provisions  of state or federal  law;
(iii) the  provisions of the  Declaration of Trust and By-Laws of the Trust as
amended from time to time;  (iv) policies and  determinations  of the Board of
Trustees  of  the  Trust;   (v)  the   fundamental   policies  and  investment
restrictions  of the Fund as reflected in the Trust's  registration  statement under the  Investment  Company Act or as such policies may, from time to time, be amended by the Fund's  shareholders;  and (vi) the Prospectus and Statement of  Additional  Information  of the Fund in  effect  from  time to  time.  The appropriate  officers and employees of OFI shall be available upon  reasonable notice for  consultation  with any of the  Trustees  and officers of the Trust with  respect to any  matters  dealing  with the  business  and affairs of the
Trust  including the  valuation of the portfolio  securities of the Fund which are  either  not  registered  for  public  sale  or not  being  traded  on any securities market.

2.    Investment Management.

      (a) OFI  shall,  subject to the  direction  and  control by the  Trust's
Board   of   Trustees,   (i)   regularly   provide   investment   advice   and
recommendations  to the  Fund  with  respect  to its  investments,  investment policies and the purchase and sale of securities;  (ii) supervise continuously the  investment  program of the Fund and the  composition of its portfolio and determine  what  securities  shall be purchased or sold by the Fund; and (iii)
arrange,  subject to the provisions of paragraph "7" hereof,  for the purchase of securities  and other  investments  for the Fund and the sale of securities and other investments held in the portfolio of the Fund.

      (b)  Provided   that  the  Trust  shall  not  be  required  to  pay  any
compensation  other  than as  provided  by the  terms  of this  Agreement  and subject to the provisions of paragraph "7" hereof,  OFI may obtain  investment
information,   research  or  assistance   from  any  other  person,   firm  or
corporation  to  supplement,   update  or  otherwise  improve  its  investment
management services.

      (c)  Provided  that  nothing  herein shall be deemed to protect OFI from willful  misfeasance,  bad faith or gross negligence in the performance of its duties,  or  reckless  disregard  of its  obligations  and  duties  under this
Agreement,  OFI shall not be liable for any loss  sustained  by reason of good faith  errors or  omissions  in  connection  with any  matters  to which  this
Agreement relates.

      (d) Nothing in this Agreement  shall prevent OFI or any officer  thereof from acting as investment  adviser for any other person,  firm or  corporation or in any  way  limit  or  restrict  OFI or  any of its  directors,  officers, stockholders  or employees from buying,  selling or trading any securities for its own  account  or for the  account  of  others  for  whom it or they may be acting,  provided that such activities will not adversely  affect or otherwise impair  the  performance  by OFI of its  duties  and  obligations  under  this
Agreement and under the Investment Advisers Act of 1940.

3.    Other Duties of OFI.

      OFI shall,  at its own expense,  provide and supervise the activities of all  administrative  and  clerical  personnel  as shall be required to provide effective  corporate  administration  for the Fund,  including the compilation and  maintenance  of  such  records  with  respect  to its  operations  as may reasonably  be  required;  the  preparation  and filing of such  reports  with respect  thereto  as shall  be  required  by the  Commission;  composition  of periodic  reports with respect to its operations for the  shareholders  of the
Fund;  composition of proxy materials for meetings of the Fund's  shareholders and the  composition  of such  registration  statements  as may be required by federal  securities laws for continuous public sale of shares of the Fund. OFI shall,  at its own cost and  expense,  also  provide  the Fund  with  adequate office  space,  facilities  and  equipment.  OFI  shall,  at its own  expense, provide such officers for the Trust as the Trust's Board may request.

4.    Allocation of Expenses.

      All other costs and  expenses of the Fund not  expressly  assumed by OFI under this  Agreement,  or to be paid by the  Distributor of the shares of the
Fund, shall be paid by the Trust,  including,  but not limited to (i) interest and taxes; (ii) brokerage  commissions;  (iii) premiums for fidelity and other insurance coverage requisite to its operations;  (iv) the fees and expenses of its Trustees; (v) legal and audit expenses;  (vi) custodian and transfer agent fees and expenses;  (vii)  expenses  incident to the redemption of its shares;
(viii)  expenses  incident  to the  issuance  of its  shares  against  payment therefor by or on behalf of the subscribers  thereto;  (ix) fees and expenses, other  than  as  hereinabove  provided,  incident  to the  registration  under federal  securities  laws of shares of the Fund for public sale;  (x) expenses of printing and mailing  reports,  notices and proxy materials to shareholders of the Fund;  (xi) except as noted above,  all other  expenses  incidental  to holding  meetings  of the Fund's  shareholders;  and (xii) such  extraordinary non-recurring  expenses as may arise,  including litigation affecting the Fund and any  legal  obligation  which  the Trust may have on behalf of the Fund to indemnify  its  officers and Trustees  with respect  thereto.  Any officers or employees  of OFI or any entity  controlling,  controlled  by or under  common control  with OFI,  who may also serve as  officers,  Trustees or employees of the  Trust  shall  not  receive  any  compensation  from the  Trust  for their services.

5.    Compensation of OFI and Expense Reimbursement by OFI.

      The  Trust  agrees  to  pay  OFI  and  OFI  agrees  to  accept  as  full compensation  for the  performance  of all functions and duties on its part to be performed  pursuant to the provisions  hereof,  a fee computed on the total net asset  value of each  Fund of the  Trust as of the close of each  business day and  payable  monthly  at the  annual  rate  for each  Fund  set  forth on
Schedule A hereto.  The Trust's  obligation  under this  paragraph will become effective  following  the close of the  "Offering  Period,"  as defined in the
Fund's prospectus.

      OFI  shall  reimburse  the  Fund  for the  amount  of  normal  operating expenses (other than  extraordinary  expenses) paid by Oppenheimer Main Street
Fund relating to the Fund's assets  invested in  Oppenheimer  Main Street Fund during the payment period.

6.    Use of Name "Oppenheimer" and of the name "Main Street."

      OFI hereby grants to the Trust a royalty-free,  non-exclusive license to use the name  "Oppenheimer" or the name "Main Street" in the name of the Trust and the  Fund  for  the  duration  of this  Agreement  and any  extensions  or renewals thereof.  To the extent necessary to protect OFI's rights to the name
"Oppenheimer"  or the name "Main  Street" under  applicable  law, such license shall  allow OFI to  inspect,  and  subject to control by the  Trust's  Board, control  the name and  quality of  services  offered by the Fund under  either
such  name.  Such  license  may,  upon  termination  of  this  Agreement,   be
terminated  by OFI,  in which  event the Trust shall  promptly  take  whatever action  may be  necessary  to  change  its  name  and the name of the Fund and discontinue  any  further  use of the name  "Oppenheimer"  or the  name  "Main
Street"  in the  name  of the  Trust  or  the  Fund  or  otherwise.  The  name
"Oppenheimer"  or the name "Main Street" may be used by OFI in connection with any of its activities or licensed by OFI to any other party.

7.    Portfolio Transactions and Brokerage.

      (a) OFI is authorized,  in arranging the Fund's portfolio  transactions, to employ or deal with such members of  securities or  commodities  exchanges, brokers or dealers,  including  "affiliated"  broker  dealers (as that term is defined in the  Investment  Company Act)  (hereinafter  "broker-dealers"),  as may,  in its best  judgment,  implement  the policy of the Fund to obtain,  at reasonable  expense,  the "best execution"  (prompt and reliable  execution at the  most  favorable  security  price  obtainable)  of  the  Fund's  portfolio transactions  as  well  as  to  obtain,  consistent  with  the  provisions  of subparagraph  "(c)" of this  paragraph  "7," the  benefit  of such  investment
information  or  research  as  may  be  of   significant   assistance  to  the
performance by OFI of its investment management functions.

      (b) OFI shall  select  broker-dealers  to effect  the  Fund's  portfolio transactions  on the basis of its  estimate  of their  ability to obtain  best execution of particular and related portfolio  transactions.  The abilities of
a   broker-dealer   to  obtain  best   execution   of   particular   portfolio
transaction(s)  will be judged by OFI on the basis of all relevant factors and considerations  including,  insofar as feasible,  the  execution  capabilities required by the  transaction or  transactions;  the ability and willingness of
the   broker-dealer  to  facilitate  the  Fund's  portfolio   transactions  by
participating  therein  for its own  account;  the  importance  to the Fund of
speed,   efficiency   or   confidentiality;   the   broker-dealer's   apparent
familiarity  with  sources  from or to whom  particular  securities  might  be purchased or sold; as well as any other  matters  relevant to the selection of a broker-dealer for particular and related transactions of the Fund.

      (c)  OFI  shall  have  discretion,  in the  interests  of the  Fund,  to allocate  brokerage on the Fund's  portfolio  transactions  to  broker-dealers other than  affiliated  broker-dealers,  qualified to obtain best execution of such  transactions  who provide  brokerage  and/or research  services (as such services  are defined in Section  23(e)(3) of the  Securities  Exchange Act of
1934) for the Fund  and/or  other  accounts  for which OFI and its  affiliates exercise "investment  discretion" (as that term is defined in Section 3(a)(35)
of the  Securities  Exchange  Act of 1934)  and to cause  the Fund to pay such broker-dealers  a commission  for  effecting a portfolio  transaction  for the
Fund that is in  excess of the  amount  of  commission  another  broker-dealer adequately  qualified  to effect  such  transaction  would  have  charged  for effecting  that  transaction,  if OFI  determines,  in good  faith,  that such commission  is  reasonable  in relation to the value of the  brokerage  and/or research  services provided by such  broker-dealer,  viewed in terms of either that  particular  transaction or the overall  responsibilities  of OFI and its investment  advisory  affiliates with respect to the accounts as to which they exercise investment discretion.  In reaching such determination,  OFI will not be  required  to place or  attempt  to place a  specific  dollar  value on the brokerage  and/or  research  services  provided  or  being  provided  by  such broker-dealer.  In demonstrating  that such  determinations  were made in good faith,  OFI shall be prepared to show that all commissions  were allocated for the purposes  contemplated  by this  Agreement and that the total  commissions paid by the Fund over a representative  period selected by the Fund's trustees were reasonable in relation to the benefits to the Fund.

      (d) OFI shall have no duty or  obligation  to seek  advance  competitive bidding for the most favorable  commission  rate  applicable to any particular portfolio  transactions  or to select  any  broker-dealer  on the basis of its purported or "posted"  commission  rate but will,  to the best of its ability, endeavor  to be  aware  of the  current  level  of  the  charges  of  eligible broker-dealers  and to minimize the expense incurred by the Fund for effecting its portfolio  transactions  to the extent  consistent  with the interests and policies  of the Fund as  established  by the  determinations  of its Board of
Trustees and the provisions of this paragraph "7."

      (e) The Trust  recognizes that an affiliated  broker-dealer  (i) may act as one of the  Fund's  regular  brokers  so long as it is lawful  for it so to act;  (ii)  may be a major  recipient  of  brokerage  commissions  paid by the
Trust;  and (iii) may effect  portfolio  transactions for the Fund only if the commissions,  fees or other remuneration  received or to be received by it are determined in accordance with procedures  contemplated by any rule, regulation or  order  adopted  under  the  Investment  Company  Act for  determining  the permissible level of such commissions.

8.    Duration.

      This  Agreement  will  take  effect on the date  first set forth  above.
Unless  earlier  terminated  pursuant to  paragraph 9 hereof,  this  Agreement shall  remain in effect for two years from the date of execution  hereof,  and thereafter  will  continue  in  effect  from  year  to  year,  so long as such continuance  shall be  approved  at least  annually  by the  Trust's  Board of
Trustees,  including the vote of the majority of the trustees of the Trust who are not parties to this Agreement or  "interested  persons" (as defined in the
Investment  Company Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval,  or by the holders of a "majority"
(as  defined  in  the  Investment  Company  Act)  of  the  outstanding  voting securities of the Fund and by such a vote of the Trust's Board of Trustees.

9.    Termination.

      This Agreement may be terminated (i) by OFI at any time without  penalty upon giving the Fund sixty days'  written  notice  (which notice may be waived by the  Fund);  or (ii) by the Fund at any time  without  penalty  upon  sixty days' written  notice to OFI (which notice may be waived by OFI) provided that such  termination  by the Fund shall be  directed or approved by the vote of a majority  of all of the  Trustees of the Fund then in office or by the vote of the holders of a "majority" (as defined in the Investment  Company Act) of the outstanding voting securities of the Fund.

10.   Assignment or Amendment.

      This  Agreement  may not be  amended  without  the  affirmative  vote or written  consent of the  holders of a  "majority"  of the  outstanding  voting securities of the Fund, and shall  automatically and immediately  terminate in the event of its "assignment," as defined in the Investment Company Act.

11.   Disclaimer of Shareholder Liability.

      OFI  understands  that the obligations of the Trust under this Agreement are  not  binding  upon  any  Trustee  or  shareholder  of the  Trust  or Fund personally,  but bind only the  Trust,  but only with  respect  to the  Fund's property.  OFI  represents  that  it  has  notice  of  the  provisions  of the
Declaration  of  Trust  of  the  Trust  disclaiming   trustee  or  shareholder
liability for acts or obligations of the Trust.

12.   Definitions.

      The terms and  provisions of this  Agreement  shall be  interpreted  and defined in a manner  consistent  with the  provisions  and  definitions of the
Investment Company Act.

                              Oppenheimer Principal Protected Trust III

                              By: /s/ Robert G. Zack
                                  --------------------------------------
                                  Robert G. Zack, Vice President and Secretary

                              OppenheimerFunds, Inc.

                              By: /s/ Robert G. Zack
                                  --------------------------------------
                                   Robert G. Zack,
                                   Executive Vice President & General Counsel

                                  Schedule A
                                      To
                        Investment Advisory Agreement
                                   Between
                  Oppenheimer Principal Protected Trust III
                                     and
                            OppenheimerFunds, Inc.

------------------------------ ----------------------------------

       Name of Series            Annual Fee as a Percentage of
                                    Daily Total Net Assets
============================== ==================================
============================== ==================================

Oppenheimer Principal          0.50% per annum of average
Protected Main Street Fund     annual net assets of the Fund.
III(R)                         The investment advisory fee
                               shall be reduced to 0.40% per
                               annum of average annual net
                               assets of the Fund in any month
                               during the Warranty Period (as
                               defined in the Fund's
                               prospectus) following a month
                               where the Fund's average daily
                               investment in equity securities
                               (including shares of Oppenheimer
                               Main Street Fund) is less than
                               10% of net assets.
                               ---------------------------------------
                               The investment advisory fee
                               shall be reduced to 0.25% of
                               average annual net assets of the
                               Fund if 100% of the Fund's
                               assets are irreversibly invested
                               in debt securities; and in that
                               case OFI will reduce its
                               management fee to the extent
                               necessary so that total annual
                               operating expenses of the Fund
                               (other than Extraordinary
                               Expenses and other expenses such
                               as litigation costs) are limited
                               to 1.30% for Class A shares,
                               2.05% for Class B shares, 2.05%
                               for Class C shares and 1.55% for
                               Class N shares (except that the
                               advisory fee shall not be
                               reduced below zero and shall not
                               require OFI to subsidize
                               expenses in excess of the amount
                               that its fee would have
                               otherwise been).